UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2011

TMST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-11914	85-0404134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Lincoln Avenue, Suite 100, Santa Fe, New Mexico 87501

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (505) 989-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

On May 1, 2009, TMST, Inc., a Maryland corporation formerly known as Thornburg Mortgage, Inc. (the “Company”), together with certain of its wholly-owned direct and indirect subsidiaries, ADFITECH, Inc., a Nevada corporation (“ADFITECH”), TMST Acquisition Subsidiary, Inc., a Delaware corporation formerly known as Thornburg Acquisition Subsidiary, Inc., TMST Home Loans, Inc., a Delaware corporation formerly known as Thornburg Mortgage Home Loans, Inc., and TMST Hedging Strategies, Inc., a Delaware corporation formerly known as Thornburg Mortgage Hedging Strategies, Inc. (collectively, the “Debtors”), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Maryland (the “Bankruptcy Court”), under case numbers 09-17787, 09-17788, 09-17790, 09-17791 and 09-17792, respectively. The Chapter 11 cases are being jointly administered by the Bankruptcy Court as Case No. 09-17787 (the “Bankruptcy Cases”). On October 23, 2009, the Bankruptcy Court ordered that a Chapter 11 Trustee be appointed for the Company, TMST Acquisition Subsidiary, Inc. and TMST Home Loans, Inc. On October 26, 2009, the Bankruptcy Court ordered that a Chapter 11 Trustee be appointed for TMST Hedging Strategies, Inc. On October 28, 2009, the Bankruptcy Court entered an order approving the appointment of Joel I. Sher as the Chapter 11 Trustee for the Company, TMST Acquisition Subsidiary, Inc., TMST Home Loans, Inc. and TMST Hedging Strategies, Inc. Additional information concerning the Bankruptcy Cases may be obtained through the Bankruptcy Court or at http://chapter11.epiqsystems.com/tmstinc.

The provisions of the Bankruptcy Code require the Debtors to file monthly operating reports with the Bankruptcy Court during the Bankruptcy Cases. On June 21, 2011, the Chapter 11 Trustee for the Company filed on behalf of the Debtors, except for ADFITECH, a report covering the period from May 1, 2011 through May 31, 2011 (the “Monthly Operating Report”), attached as Exhibit 99.1 hereto and incorporated herein by reference. ADFITECH is no longer a wholly-owned subsidiary of the Company and, therefore, its operating reports are no longer required to be filed by the Company. Certain attachments to the Monthly Operating Report as filed with the Bankruptcy Court have been omitted from the Exhibits attached hereto. A complete copy of the Monthly Operating Report may be found through the Bankruptcy Court or at http://chapter11.epiqsystems.com/tmstinc.

As previously announced, it is not expected that there will be any distribution to the Company’s equity holders in connection with the Bankruptcy Cases.

The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with reporting requirements of the Bankruptcy Court and the Bankruptcy Code. The financial information contained in the Monthly Operating Report is preliminary and unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. The Company cautions readers not to place undue reliance on the Monthly Operating Report. The Monthly Operating Report may be subject to revision. The Monthly Operating Report is in a format required by the Bankruptcy Court and the Bankruptcy Code and should not be used for investment purposes. The information in the Monthly Operating Report should not be viewed as indicative of future results.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this report in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Name of Exhibit

99.1	Monthly Operating Report of TMST, Inc., and certain subsidiaries, for the period May 1, 2011 through and including May 31, 2011, filed with the United States Bankruptcy Court for the District of Maryland.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMST, INC.

By:	/S/ JOEL I. SHER
Joel I. Sher
Chapter II Trustee

Date: June 23, 2011